SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15d of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 26, 2005


                         XERION ECOSOLUTIONS GROUP INC.
             (Exact name of registrant as specified in its charter)



       Colorado                        0-26760                  84-1286065
(State of Incorporation)             (Commission              (I.R.S Employer
                                     File Number)            Identification No.)


                           Suite 905, 102-4369 Main St
                          Whistler BC, Canada, V0N 1B4
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (604) 902-0178



                        Former name: IMMULABS CORPORATION


|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Item 8.01       Other Events

On October 26, 2005 a form 8k was filed incorrectly and should be ignored by the public at this time. The filing was:


SEC Accession No.
0001144204-05-032785
Filing date: 2005-10-26
Accepted: 2005-10-26 17:24:30


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  Date: October 28, 2005

                                                  XERION ECOSOLUTIONS GROUP INC.


                                                  By: /s/ Ben Traub
                                                     ---------------------------
                                                     Ben Traub
                                                     President